Employee Benefit Plans (Employee Savings Plans) (Narrative) (Details) - USD ($) shares in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Defined Contribution Plan [Abstract]
Contributions to employer sponsored defined contribution plans	$ 403.0	$ 351.0	$ 318.0
Employee Stock Ownership Plan (ESOP), Plan Description	Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer matching contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between UTC and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants may choose to have their ESOP dividends reinvested or distributed in cash. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share.
Employee Stock Ownership Plan (ESOP), Number of Allocated Shares	24.7
Employee Stock Ownership Plan (ESOP), Number of Suspense Shares	9.4
Employee Stock Ownership Plan (ESOP), Deferred Shares, Fair Value	$ 1,000.0